UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

ARC Group Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

001-33400	87-0454148
(Commission File Number)	(IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of principal executive offices)	(Zip Code)

(303) 467-5236
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Company’s original Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2017.  This Amendment provides the unaudited pro forma condensed combined financial information required by Item 9.01 of Form 8-K with respect to the disposition of General Flange & Forge LLC.

No other modification to the Company's Initial Form 8-K or Amendment No. 1 is being made by this Amendment No. 1.

Forward-Looking Statements

All of the pro forma financial information included in Item 9.01 of this Amendment No. 1, other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on the Company’s current expectations and are subject to uncertainty and changes in circumstances.  These forward-looking statements include, among others, all of the pro forma financial information and the notes related thereto with respect to the transaction.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.  These risks and uncertainties include the risk factors disclosed in the Company’s most recent Annual Report on Form 10-K, which the Company filed with the SEC on September 26, 2017.  Forward-looking statements reflect the Company’s analysis as of the date of this Amendment No. 1 and the Company does not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

 (b) Unaudited Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet and explanatory notes for the Company, after giving effect to the disposition of General Flange & Forge LLC.  A pro forma condensed combined statement of operations has not been included since the disposition is already reflected in the Company’s historical statement of operations as discontinued operations for the year ended June 30, 2017.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information and explanatory notes as of June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Group Worldwide, Inc.
Date: September 28, 2017	/s/ Drew M. Kelley
Drew M. Kelley
Chief Financial Officer